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                                                                  EXHIBIT NO. 21

                         SUBSIDIARIES OF THE REGISTRANT

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                                                                                                       State or
                                                                                                    Jurisdiction of
                                                                                                     Incorporation
                                                                                                    ---------------
SouthTrust Corporation                                                                               Not Applicable
      SouthTrust of Alabama, Inc.                                                                       Alabama
               SouthTrust Bank                                                                          Alabama
                     SouthTrust Mortgage Corporation                                                    Delaware
                     SC Realty, LLC                                                                     Delaware
                     Magic City, Inc.                                                                   Delaware
                                       Magic City Three, Inc.                                           Delaware
                     SouthTrust Capital Funding Corporation                                             Delaware
                     SouthTrust Mobile Services Funding Corporation                                      Alabama
                     SouthTrust Community Reinvestment Company, LLC                                      Alabama
                     SouthTrust Development Corporation                                                  Georgia
                     First State Service Corporation                                                 North Carolina
                     ST Holding (SC), Inc.                                                               Alabama
                                       SC Financial Insurance Corporation                            South Carolina
                     ST Holding (AL), Inc.                                                               Alabama
                              ST Holding (TN), Inc.                                                     Tennessee
                                       ST Realty 1, Inc.                                                 Georgia
                                       ST Realty 3, Inc.                                                 Georgia
                                       ST Realty 4, Inc.                                                 Georgia
                                       Omniplus Capital Corporation                                     Tennessee
                     HNB Auto Exchange, LLC                                                              Alabama
                     Independent Investors, Inc.                                                        Virginia
                     SouthTrust International, Inc.                                                      Alabama
                                       ST Hong Kong, LTD                                                Hong Kong
                     SouthTrust Community Development Management Corp                                    Alabama
                     SouthTrust Community Development, LLC                                               Alabama
                                       SouthTrust Community Development, series a, LLC                   Alabama
      SouthTrust Life Insurance Company                                                                   Arizona
      SouthTrust Securities, Inc.                                                                        Delaware
            SouthTrust Insurance, LLC                                                                    Alabama
            SouthTrust Insurance Agency of Georgia, LLC                                                  Georgia
            Bayshore Insurance Agency                                                                     Texas
            SouthTrust Insurance of Mississippi, Inc.                                                  Mississippi
            Bank of Tidewater Service Corp.                                                              Virginia
      PRN Holdings, Inc.                                                                                 Delaware
      SouthTrust VA Member, LLC                                                                           Alabama
            Omniserve, LLC                                                                                Florida
            Omniserve of Alabama, LLC                                                                     Alabama
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